SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2006

BROADWING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-30989	52-2041343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046-9400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (443) 259-4000

CORVIS CORPORATION

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Reference is made to Item 5.02 below, which is incorporated herein by reference.

On January 31, 2006, Broadwing Corporation entered into a Release and Severance Agreement with Dr. David R. Huber, Ph.D., its former Chief Executive Officer.

Under the Release and Severance Agreement, Dr. Huber releases Broadwing from any claims he may have against Broadwing. Additionally, Dr. Huber agrees to be subject to confidentiality restrictions, and to not interfere with Broadwing’s employees or customers. The standard confidentiality and non-interference provisions are effective for one (1) year from the effective date of the Release and Severance Agreement.

Under the Release and Severance Agreement, Broadwing agrees to pay Dr. Huber a severance payment of $400,000, which is an amount equal to one (1) year’s base pay. In addition, Dr. Huber’s stock options and restricted stock are to immediately vest in full, and the stock option agreements are amended so that the options will remain exercisable for ten (10) years from the date of grant, the maximum term under the relevant stock option or long term incentive plan. Broadwing will provide Dr. Huber health benefits for eighteen (18) months, or until he is no longer a member of the Board, whichever period is longer.

The foregoing description is not complete and is qualified in its entirety by reference to the Release and Severance Agreement, which is incorporated by reference and attached as an exhibit to this 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 1, 2006, Broadwing Corporation announced that David R. Huber, Ph.D., Broadwing’s founder, Chief Executive Officer and Chairman of the Board had resigned his position as Chief Executive Officer, effective January 31, 2006. Dr. Huber will remain as Chairman of Broadwing’s Board of Directors. The Board of Directors is actively conducting an internal and external search for a new Chief Executive Officer. During the search, the duties of Chief Executive Officer will be carried out by Lynn Anderson, Broadwing’s Chief Financial Officer; Scott Widham, President of Sales and Marketing and Kim Larsen, Senior Vice President and General Counsel.

On February 1, 2006, Broadwing issued a press release announcing the resignation. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Release and Severance Agreement, dated as of January 31, 2006, by and between Broadwing Corporation and Dr. David R. Huber

99.1	Press release issued by Broadwing on February 1, 2006 regarding the resignation of Dr. David R. Huber

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BROADWING CORPORATION

Date: February 1, 2006	/s/ Lynn D. Anderson
Lynn D. Anderson
Senior Vice President and
Chief Financial Officer